UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 2, 2018

INTERNATIONAL FLAVORS & FRAGRANCES INC.

(Exact Name of Registrant as Specified in its Charter)

New York	1-4858	13-1432060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 West 57th Street New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 765-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the retirement of Mr. Henry W. Howell, Jr. from the Board on May 2, 2018, the Board approved an amendment to Article II, Section 2 of the Company’s By-Laws to decrease the number of directors from twelve (12) to eleven (11), effective May 2, 2018.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 2, 2018, International Flavors & Fragrances Inc. (the “Company”) held its Annual Meeting of Shareholders. At the Annual Meeting, (i) eleven individuals were elected to serve as directors of the Company; (ii) the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2018 was ratified; and (iii) the compensation of the Company’s named executive officers was approved in an advisory vote. Each of these proposals is described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 23, 2018 (the “Proxy Statement”). The final results for the votes regarding each proposal are set forth below.

The directors elected to the Company’s Board of Directors for terms expiring at the Annual Meeting in 2019, as well as the number of votes cast for, votes cast against, abstentions and broker non-votes with respect to each of these individuals are set forth below:

	For	Against	Abstain	Broker Non-Votes
Marcello V. Bottoli	66,583,901	552,268	77,698	3,790,708
Dr. Linda B. Buck	66,694,968	474,751	44,148	3,790,708
Michael L. Ducker	66,993,608	171,759	48,500	3,790,708
David R. Epstein	66,909,310	227,082	77,475	3,790,708
Roger W. Ferguson, Jr.	66,284,121	852,016	77,730	3,790,708
John F. Ferraro	66,991,087	175,585	47,195	3,790,708
Andreas Fibig	65,188,409	1,822,648	202,810	3,790,708
Christina Gold	66,843,574	326,583	43,710	3,790,708
Katherine M. Hudson	67,049,720	120,671	43,476	3,790,708
Dale F. Morrison	66,935,185	231,217	47,465	3,790,708
Stephen Williamson	66,987,219	178,349	48,299	3,790,708

The proposal to ratify the Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2018 received the following votes:

For	Against	Abstain
69,184,748	1,773,110	46,717

The advisory proposal to approve the compensation paid to the Company’s named executive officers in 2017, as disclosed in the Proxy Statement, received the following votes:

For	Against	Abstain	Broker Non-Votes
62,464,333	4,638,435	111,099	3,790,708

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3(ii)	By-Laws of International Flavors & Fragrances Inc., effective as of May 2, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL FLAVORS & FRAGRANCES INC.

By:	/s/ Nanci Prado
	Name:	Nanci Prado
	Title:	Deputy General Counsel

Date:    May 3, 2018